UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21473
                                   811-21518

Name of Fund:  Merrill Lynch Inflation Protected Fund
               Master Inflation Protected Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
     Officer, Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Inflation Protected Fund


Semi-Annual Report
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Inflation Protected Fund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Inflation Protected Fund


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Thomas Musmanno, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:


Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%        + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%        + 9.82%
International equities (MSCI Europe Australasia Far East Index)         +1.81%        +14.62%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%        + 6.82%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%        + 7.96%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%        + 9.97%


While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund continued to use its exposure to credit products to enhance performance, and was successfully able to outperform its Lipper category average even as inflation expectations waned toward period-end.


What is the Fund's investment objective?

The Fund seeks maximum real (inflation-adjusted) return consistent with preservation of capital. To that end, we invest primarily in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation-indexed bonds and other instruments structured to provide protection against inflation. The Fund is a feeder fund that invests all of its assets in a master portfolio, Master Inflation Protected Trust, which has the same investment objective and strategies as the Fund.


How did the Fund perform during the period in light of the existing market and economic conditions?

For the six-month period ended May 31, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +3.93%, +3.77%, +3.73% and +4.16%, respectively. For the same period, the Fund's unmanaged benchmark, the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index, returned +4.06%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund returns exceeded the +3.58% average return of the Lipper Treasury Inflation Protected Funds category for the six-month period. (Funds in this Lipper category invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.)

While the securities in the portfolio are most closely linked to movements in the consumer price index, our expectations for inflation also are based on an analysis of producer price index data, gross domestic product (GDP) growth, employment figures and changes in commodity prices. When the period began in December 2004, inflation expectations were fairly tame. As we approached February and March 2005, positive economic data (including 2004 GDP growth of 4.4%) prompted market expectations for inflation to increase dramatically. This was evidenced by the significant outperformance of TIPS relative to nominal (non-inflation-adjusted) Treasury securities. As we approached April and May, the economic data softened somewhat, therefore leading the market to believe that inflation was not as much of a concern as previously anticipated. This brought us to a point where the market actually viewed inflation as less of a concern than at the beginning of the period. Thus, inflation expectations at period-end were lower than at any time throughout the past six months.

Amid these conditions, the Fund was able to add incremental return versus its peers and the benchmark through an overweight exposure to credit product, such as corporate and mortgage-backed securities. The Fund gained exposure to credit product primarily by selling protection on credit product in the credit default swap market. These issues, also known as spread product, continued to benefit from high demand due to low interest rates. Also contributing to performance was our above-average exposure to the long end of the Treasury yield curve. As the curve flattened considerably during the past six months (that is, short-term yields increased as long-term yields declined), longer-term securities outperformed those at the shorter end of the curve. Similarly, our tactical trading among TIPS of different maturities aided performance. Because prospects for inflation vary through the different maturities available to us in the TIPS market, we were able to add value by being overweight or underweight to different parts of the curve based on our outlook for inflation.


What changes were made to the portfolio during the period?

We did not significantly alter our strategy over the past six months. At May 31, 2005, we were 100% invested in inflation-protected securities and continued to use various derivative instruments, such as credit default swaps, to gain exposure to credit and other spread products, including corporate bonds, mortgages and asset-backed securities. This represents the two components of the portfolio - the pure inflation-protected component and the derivative overlay, which we manage separately from the inflation products.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



In the inflation-protection component, we continued to employ a relative value model to determine whether TIPS were inexpensive or rich at any one point in time. We make long-term strategic trades in the TIPS space based on the buy/ sell signals generated through that model. In our derivative overlay, where we achieve our credit exposure, we continued to look for opportunities to generate incremental return above and beyond the return available from the inflation-linked market alone. We added to this component of the Trust during the period, increasing our overall credit allocation to about 50% of the portfolio. We had trimmed exposure to credit product to the 35% range during the last reporting period. However, given some relative weakness in the market and an associated widening in credit spreads, we saw this as an opportunity to once again increase our commitment to spread product. Our credit exposure at period-end was distributed as follows: 25% agency debentures, 10% asset-backed securities, 10% corporate bonds and 5% collateralized mortgage-backed securities. This represents an increased allocation to agency and securitized products, where we feel prospects continue to be particularly strong. Our overall position in corporate bonds remained unchanged at 10%.

We maintained a neutral duration relative to our benchmark throughout the period. (Duration is a measure of an investment's sensitivity to interest rate moves.) Both the portfolio's nominal duration (gained through exposure to traditional fixed income issues) and real duration (gained through exposure o
TIPS) were consistent with that of the benchmark. However, we did position the portfolio to take advantage of what we expected would be a curve-flattening trend in both the nominal and inflation-adjusted markets. Thus, while maintaining a duration exposure in line with that of the benchmark, we had an overweight position in 20-year and 30-year TIPS and an underweight exposure to three-year, five-year and 10-year TIPS. As alluded to earlier, this benefited Fund performance as yields on longer-dated Treasury securities compressed relative to yields on shorter-dated Treasury securities. In addition, market expectations for shorter-dated inflation were more negative than for longer-dated inflation, making the longer-dated TIPS a more compelling value, in our view.


How would you characterize the portfolio's position at the close of the period?

At period-end, we continued to be positioned for a flattening yield curve.
This is based on our view that the Federal Reserve Board (the Fed) is likely to be more aggressive than necessary in its fight against inflation, therefore causing shorter-term interest rates to rise more than longer-term rates. At
May 31, the Fed had already increased the federal funds rate 200 basis points (2%) in eight consecutive moves since June 2004. This brought the target short-term interest rate to 3% at period-end, en route to what the Fed believes to be a more "neutral" level relative to an inflation rate of approximately 2%.

We maintained a positive view on credit sectors and continued to use our derivative overlay strategy for yield enhancement. We believe that credit should continue to perform well in a benign to improving economy, at least in the near term, and we will continue to monitor market and economic conditions, increasing or decreasing our credit exposure as appropriate.

Finally, the portfolio ended the period with a real duration and a nominal duration equal to that of its benchmark. While inflation appears relatively subdued at the moment, we are prepared to increase or decrease our duration exposures should inflationary expectations turn in one direction or the other. Furthermore, we believe this fairly benign inflation environment represents an opportunity to purchase inflation protection at perhaps the cheapest level it has been in some time. This is significant, as we continue to believe that inflation protection will be valuable in the context of an improving economy. Such a scenario would hurt traditional fixed income investments more than TIPS investments. As an additional benefit, TIPS have a low correlation to traditional fixed income investments and, therefore, offer investors an opportunity to diversify their portfolios and reduce overall risk.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas F. Musmanno
Vice President and Co-Portfolio Manager



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of the Fund's expenses. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results
                                                    6-Month          12-Month     Since Inception   Standardized
As of May 31, 2005                                Total Return     Total Return     Total Return    30-day Yield
ML Inflation Protected Fund Class A Shares*          +3.93%           +8.19%           +6.22%           7.54%
ML Inflation Protected Fund Class B Shares*          +3.77            +7.67            +5.56            7.33
ML Inflation Protected Fund Class C Shares*          +3.73            +7.61            +5.50            7.29
ML Inflation Protected Fund Class I Shares*          +4.16            +8.40            +6.60            7.78
Lehman Brothers U.S. TIPS Index**                    +4.06            +8.92            +7.19             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 2/27/04.

** This unmanaged Index consists of inflation-protected securities issued by the U.S. Treasury. Index securities must be a U.S. Treasury Inflation Note, be publicly traded, dollar-denominated and non-convertible, and fixed rated. Since inception total return is from 2/27/04.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Performance Data (concluded)


Average Annual Total Return



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/05                   +8.19%           +3.86%
Inception (2/27/04)
through 5/31/05                          +4.91            +1.56

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/05                   +7.67%           +3.67%
Inception (2/27/04)
through 5/31/05                          +4.40            +1.24

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/05                   +7.61%           +6.61%
Inception (2/27/04)
through 5/31/05                          +4.35            +4.35

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.




                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/05                   +8.40%           +4.06%
Inception (2/27/04)
through 5/31/05                          +5.21            +1.85


 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value     December 1, 2004
                                                         December 1,          May 31,           to May 31,
                                                             2004               2005               2005
Actual

Class A                                                     $1,000           $1,039.30            $5.34
Class B                                                     $1,000           $1,037.70            $7.98
Class C                                                     $1,000           $1,037.30            $8.18
Class I                                                     $1,000           $1,041.60            $4.07

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,019.70            $5.29
Class B                                                     $1,000           $1,017.10            $7.90
Class C                                                     $1,000           $1,016.90            $8.10
Class I                                                     $1,000           $1,020.94            $4.03

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.05% for Class A, 1.57% for Class B, 1.61% for Class C and .80% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Statement of Assets and Liabilities                                                        Merrill Lynch Inflation Protected Fund

As of May 31, 2005
Assets

           Investment in Master Inflation Protected Trust (the "Trust"), at value
           (identified cost--$98,958,432)                                                                         $   101,296,676
           Prepaid expenses                                                                                               110,252
                                                                                                                  ---------------
           Total assets                                                                                               101,406,928
                                                                                                                  ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                       $       188,128
               Distributor                                                                              53,528
               Other affiliates                                                                         19,921
               Administrator                                                                             4,300            265,877
                                                                                               ---------------
           Accrued expenses                                                                                                77,286
                                                                                                                  ---------------
           Total liabilities                                                                                              343,163
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   101,063,765
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                      $        13,953
           Class B Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                               13,136
           Class C Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                               64,321
           Class I Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                                8,269
           Paid-in capital in excess of par                                                                            99,609,407
           Accumulated distributions in excess of investment income--net                       $       (3,679)
           Accumulated realized capital losses allocated from the Trust--net                         (979,886)
           Unrealized appreciation allocated from the Trust--net                                     2,338,244
                                                                                               ---------------
           Total accumulated earnings--net                                                                              1,354,679
                                                                                                                  ---------------
           Net Assets                                                                                             $   101,063,765
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $14,148,858 and 1,395,266 shares of beneficial
           interest outstanding                                                                                   $         10.14
                                                                                                                  ===============
           Class B--Based on net assets of $13,317,485 and 1,313,565 shares of beneficial
           interest outstanding                                                                                   $         10.14
                                                                                                                  ===============
           Class C--Based on net assets of $65,206,344 and 6,432,052 shares of beneficial
           interest outstanding                                                                                   $         10.14
                                                                                                                  ===============
           Class I--Based on net assets of $8,391,078 and 826,923 shares of beneficial
           interest outstanding                                                                                   $         10.15
                                                                                                                  ===============

           See Notes to Financial Statements.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Statement of Operations                                                                    Merrill Lynch Inflation Protected Fund

For the Six Months Ended May 31, 2005
Investment Income

           Net investment income allocated from the Trust:
               Interest (including $59,223 from affiliates)                                                       $     2,136,687
               Securities lending--net                                                                                        584
               Expenses                                                                                                 (225,438)
                                                                                                                  ---------------
           Total income                                                                                                 1,911,833
                                                                                                                  ---------------

Expenses

           Account maintenance and distribution fees--Class C                                  $       247,089
           Investment advisory fees                                                                    238,692
           Account maintenance and distribution fees--Class B                                           42,655
           Registration fees                                                                            30,573
           Printing and shareholder reports                                                             27,995
           Transfer agent fees--Class C                                                                 27,235
           Account maintenance fees--Class A                                                            17,399
           Offering costs                                                                               16,253
           Professional fees                                                                            13,966
           Transfer agent fees--Class B                                                                  5,424
           Transfer agent fees--Class A                                                                  5,404
           Transfer agent fees--Class I                                                                  3,264
           Other                                                                                         5,900
                                                                                               ---------------
           Total expenses before waiver                                                                681,849
           Waiver of expenses                                                                        (214,722)
                                                                                               ---------------
           Total expenses after waiver                                                                                    467,127
                                                                                                                  ---------------
           Investment income--net                                                                                       1,444,706
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized loss on investments, short sales, swaps and options--net                                            (108,559)
           Change in unrealized appreciation/depreciation on investments, swaps and
           options--net                                                                                                 2,240,364
                                                                                                                  ---------------
           Total realized and unrealized gain--net                                                                      2,131,805
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     3,576,511
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Statements of Changes in Net Assets                                                        Merrill Lynch Inflation Protected Fund
                                                                                                                  For the Period
                                                                                                 For the Six       February 27,
                                                                                                 Months Ended       2004++ to
                                                                                                   May 31,         November 30,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

           Investment income--net                                                              $     1,444,706    $     2,220,248
           Realized loss--net                                                                        (108,559)          (751,566)
           Change in unrealized appreciation/depreciation--net                                       2,240,364             97,880
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      3,576,511          1,566,562
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                               (263,644)          (433,378)
               Class B                                                                               (176,196)          (285,490)
               Class C                                                                               (915,404)        (1,294,167)
               Class I                                                                               (168,145)          (425,401)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                     (1,523,389)        (2,438,436)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions                  5,628,680         94,153,837
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                              7,681,802         93,281,963
           Beginning of period                                                                      93,381,963            100,000
                                                                                               ---------------    ---------------
           End of period*                                                                      $   101,063,765    $    93,381,963
                                                                                               ===============    ===============
             * Undistributed (accumulated distributions in excess of) investment income--net   $       (3,679)    $        75,004
                                                                                               ===============    ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Financial Highlights                                                                       Merrill Lynch Inflation Protected Fund
                                                                                                            Class A

                                                                                                   For the       For the Period
                                                                                                  Six Months      February 27,
                                                                                                    Ended          2004++ to
The following per share data and ratios have been derived                                          May 31,        November 30,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.94    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .17+++                .26
           Realized and unrealized gain (loss)--net                                                        .23              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .40                .21
                                                                                               ---------------    ---------------
           Less dividends:
               Investment income--net                                                                    (.20)                 --
               In excess of investment income--net                                                          --              (.27)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.20)              (.27)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         10.14    $          9.94
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                        3.93%++++          2.21%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver+++++                                                                 1.05%*             1.03%*
                                                                                               ===============    ===============
           Expenses+++++                                                                                1.50%*             1.54%*
                                                                                               ===============    ===============
           Investment income--net                                                                       3.46%*             3.53%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        14,149    $        14,087
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              18.54%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Financial Highlights (continued)                                                           Merrill Lynch Inflation Protected Fund
                                                                                                            Class B

                                                                                                   For the       For the Period
                                                                                                  Six Months      February 27,
                                                                                                    Ended          2004++ to
The following per share data and ratios have been derived                                          May 31,        November 30,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.92    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .15+++                .22
           Realized and unrealized gain (loss)--net                                                        .23              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .38                .17
                                                                                               ---------------    ---------------
           Less dividends:
               Investment income--net                                                                    (.16)                 --
               In excess of investment income--net                                                          --              (.25)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.16)              (.25)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         10.14    $          9.92
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                        3.77%++++          1.73%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver+++++                                                                 1.57%*             1.55%*
                                                                                               ===============    ===============
           Expenses+++++                                                                                2.02%*             2.05%*
                                                                                               ===============    ===============
           Investment income--net                                                                       3.00%*             3.02%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        13,317    $        10,323
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              18.54%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Financial Highlights (continued)                                                           Merrill Lynch Inflation Protected Fund
                                                                                                            Class C

                                                                                                   For the       For the Period
                                                                                                  Six Months      February 27,
                                                                                                    Ended          2004++ to
The following per share data and ratios have been derived                                          May 31,        November 30,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.92    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .14+++                .21
           Realized and unrealized gain (loss)--net                                                        .24              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .38                .16
                                                                                               ---------------    ---------------
           Less dividends:
               Investment income--net                                                                    (.16)                 --
               In excess of investment income--net                                                          --              (.24)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.16)              (.24)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         10.14    $          9.92
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                        3.73%++++          1.71%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver+++++                                                                 1.61%*             1.59%*
                                                                                               ===============    ===============
           Expenses+++++                                                                                2.06%*             2.09%*
                                                                                               ===============    ===============
           Investment income--net                                                                       2.85%*             2.79%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        65,206    $        59,427
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              18.54%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Financial Highlights (concluded)                                                           Merrill Lynch Inflation Protected Fund
                                                                                                            Class I

                                                                                                   For the       For the Period
                                                                                                  Six Months      February 27,
                                                                                                    Ended          2004++ to
The following per share data and ratios have been derived                                          May 31,        November 30,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.94    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .18+++                .27
           Realized and unrealized gain (loss)--net                                                        .24              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .42                .22
                                                                                               ---------------    ---------------
           Less dividends:
               Investment income--net                                                                    (.21)                 --
               In excess of investment income--net                                                          --              (.28)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.21)              (.28)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         10.15    $          9.94
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                        4.16%++++          2.34%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver+++++                                                                  .80%*              .78%*
                                                                                               ===============    ===============
           Expenses+++++                                                                                1.25%*             1.28%*
                                                                                               ===============    ===============
           Investment income--net                                                                       3.63%*             3.91%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $         8,391    $         9,545
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              18.54%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Notes to Financial Statements
Merrill Lynch Inflation Protected Fund


1. Significant Accounting Policies:
Merrill Lynch Inflation Protected Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Inflation Protected Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2005 was 87.3%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Offering costs--Offering costs were amortized over a 12-month period beginning with the commencement of operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .50%, on an annual basis, of the average daily value of the Fund's net assets. FAM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. In addition to the contractual waiver, FAM has agreed to voluntarily waive the management fees and/or reimburse expenses in order to cap total expenses (excluding distribution fees and/or account maintenance fees) at 0.80%. For the six months ended May 31, 2005, FAM earned fees of $238,692, of which $214,722 was waived.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Notes to Financial Statements (continued)
Merrill Lynch Inflation Protected Fund


The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account
                                       Maintenance         Distribution
                                               Fee                  Fee

Class A                                       .25%                   --
Class B                                       .25%                 .50%
Class C                                       .25%                 .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                              FAMD               MLPF&S

Class A                                   $  2,633             $ 25,055
Class I                                   $     37             $    551


For the six months ended May 31, 2005, MLPF&S received contingent deferred sales charges of $16,575 relating to transactions in Class C Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $5,628,680 and $94,153,837 for the six months ended May 31, 2005 and for the period February 27, 2004 to November 30, 2004.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                Shares               Amount

Shares sold                                237,486     $      2,386,692
Automatic conversion of shares              19,707              197,844
Shares issued to shareholders
   in reinvestment of dividends             11,465              115,532
                                   ---------------     ----------------
Total issued                               268,658            2,700,068
Shares redeemed                          (291,199)          (2,928,760)
                                   ---------------     ----------------
Net decrease                              (22,541)     $      (228,692)
                                   ===============     ================


Class A Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                        Shares               Amount

Shares sold                              2,020,343     $     20,210,402
Automatic conversion of shares             155,160            1,511,620
Shares issued to shareholders
   in reinvestment of dividends             27,990              272,252
                                   ---------------     ----------------
Total issued                             2,203,493           21,994,274
Shares redeemed                          (788,186)          (7,780,359)
                                   ---------------     ----------------
Net increase                             1,415,307     $     14,213,915
                                   ===============     ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                Shares               Amount

Shares sold                                437,559     $      4,395,736
Shares issued to shareholders
   in reinvestment of dividends              9,343               94,181
                                   ---------------     ----------------
Total issued                               446,902            4,489,917
                                   ---------------     ----------------
Shares redeemed                          (153,857)          (1,544,753)
Automatic conversion of shares            (19,709)            (197,844)
                                   ---------------     ----------------
Total redeemed                           (173,566)          (1,742,597)
                                   ---------------     ----------------
Net increase                               273,336     $      2,747,320
                                   ===============     ================



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Notes to Financial Statements (concluded)
Merrill Lynch Inflation Protected Fund


Class B Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                        Shares               Amount

Shares sold                              1,482,130     $     14,800,086
Shares issued to shareholders
   in reinvestment of dividends             20,088              195,336
                                   ---------------     ----------------
Total issued                             1,502,218           14,995,422
                                   ---------------     ----------------
Shares redeemed                          (309,323)          (3,043,137)
Automatic conversion of shares           (155,166)          (1,511,620)
                                   ---------------     ----------------
Total redeemed                           (464,489)          (4,554,757)
                                   ---------------     ----------------
Net increase                             1,037,729     $     10,440,665
                                   ===============     ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class C Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                Shares               Amount

Shares sold                              1,023,993     $     10,272,458
Shares issued to shareholders
   in reinvestment of dividends             57,894              582,990
                                   ---------------     ----------------
Total issued                             1,081,887           10,855,448
Shares redeemed                          (639,777)          (6,418,301)
                                   ---------------     ----------------
Net increase                               442,110     $      4,437,147
                                   ===============     ================


Class C Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                        Shares               Amount

Shares sold                              6,544,918     $     65,232,812
Shares issued to shareholders
   in reinvestment of dividends            101,672              988,368
                                   ---------------     ----------------
Total issued                             6,646,590           66,221,180
Shares redeemed                          (659,148)          (6,412,303)
                                   ---------------     ----------------
Net increase                             5,987,442     $     59,808,877
                                   ===============     ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class I Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                Shares               Amount

Shares sold                                184,195     $      1,846,371
Shares issued to shareholders
   in reinvestment of dividends             10,894              109,832
                                   ---------------     ----------------
Total issued                               195,089            1,956,203
Shares redeemed                          (328,179)          (3,283,298)
                                   ---------------     ----------------
Net decrease                             (133,090)     $    (1,327,095)
                                   ===============     ================


Class I Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                        Shares               Amount

Shares sold                              1,906,764     $     19,091,167
Shares issued to shareholders
   in reinvestment of dividends             36,086              350,967
                                   ---------------     ----------------
Total issued                             1,942,850           19,442,134
Shares redeemed                          (985,337)          (9,751,754)
                                   ---------------     ----------------
Net increase                               957,513     $      9,690,380
                                   ===============     ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


4. Capital Loss Carryforward:
On November 30, 2004, the Fund had a net capital loss carryforward of $811,312, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



Portfolio Information                          Master Inflation Protected Trust


As of May 31, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments

U.S. Government Obligations                       90.1%
Corporate Bonds                                    2.2
Other*                                             7.7

* Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Schedule of Investments                                                                          Master Inflation Protected Trust
                        Face
Industry+++             Amount   Corporate Bonds                                                                            Value
Consumer       $    2,500,000    SLM Corp., 4.13% due 4/01/2009 (a)                                                $    2,473,175
Finance--2.1%

                                 Total Corporate Bonds (Cost--$2,500,000)--2.1%                                         2,473,175


                                 U.S. Government Obligations

                   12,197,500    Tennessee Valley Authority, 3.375% due 1/15/2007                                      12,671,983
                                 U.S. Treasury Inflation Indexed Bonds & Notes:
                    4,949,112        3.875% due 1/15/2009                                                               5,425,850
                    2,871,575        4.25% due 1/15/2010                                                                3,258,342
                    4,441,400        3.50% due 1/15/2011                                                                4,962,571
                    9,135,885        3% due 7/15/2012                                                                  10,111,214
                    9,311,970        1.875% due 7/15/2013                                                               9,558,225
                   10,145,036        2% due 1/15/2014                                                                  10,498,134
                    2,050,460        2% due 7/15/2014                                                                   2,121,906
                    9,108,720        1.625% due 1/15/2015                                                               9,115,834
                    2,563,075        2.375% due 1/15/2025                                                               2,813,175
                   13,010,504        3.625% due 4/15/2028                                                              17,507,064
                    8,111,226        3.875% due 4/15/2029                                                              11,419,698
                    3,266,220        3.375% due 4/15/2032                                                               4,446,612

                                 Total U.S. Government Obligations (Cost--$101,320,463)--89.6%                        103,910,608

                   Beneficial
                     Interest    Short-Term Securities
               $    9,266,523    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)                            9,266,523

                                 Total Short-Term Securities (Cost--$9,266,523)--8.0%                                   9,266,523

                                 Total Investments  (Cost--$113,086,986)--99.7%                                       115,650,306

                    Number of
                    Contracts    Options Written
Call Options             20++    Consumer Price Index (CPI) Linked Floor, expiring April 2009 at USD 1,
Written--0.2%                    Broker Morgan Stanley Capital Services, Inc.                                            (32,000)
                          5++    Swaption, expiring January 2008 at USD 5.14,
                                 Broker Deutsche Bank AG London (c)                                                     (174,335)
                                                                                                                   --------------
                                                                                                                        (206,335)

Put Options               5++    Swaption, expiring January 2008 at USD 5.14,
Written--0.1%                    Broker Deutsche Bank AG London (c)                                                     (174,335)

                                 Total Options Written (Premiums Received--$384,000)--(0.3%)                            (380,670)

                Total Investments, Net of Options Written (Cost--$112,702,986*)--99.4%                                115,269,636
                Other Assets Less Liabilities--0.6%                                                                       737,251
                                                                                                                   --------------
                Net Assets--100.0%                                                                                 $  116,006,887
                                                                                                                   ==============


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Schedule of Investments (concluded)            Master Inflation Protected Trust



++  One contract represents a notional amount of $1,000,000.

+++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of May 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                      $   112,710,135
                                                        ===============
    Gross unrealized appreciation                       $     2,789,938
    Gross unrealized depreciation                             (230,437)
                                                        ---------------
    Net unrealized appreciation                         $     2,559,501
                                                        ===============

(a) Floating rate note.

(b) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                              Interest/
                                                 Net           Dividend
    Affiliate                                  Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $ 5,967,955        $67,825
    Merrill Lynch Premier
       Institutional Fund                    (5,240,625)        $   665

(c) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

    Swaps outstanding as of May 31, 2005 were as follows:


                                              Notional       Unrealized
                                               Amount      Appreciation

    Receive (pay) a variable return
    based on the change in the
    Lehman Brothers CMBS AAA 8.5+
    Index spread return and receive
    a floating rate based on the
    normal spread plus .60%

    Broker, Citibank N.A.
    Expires December 2005                    $6,000,000             --

    Sold credit default protection on
    Time Warner Inc. and receive .50%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2007                        $2,000,000     $   14,360



                                                             Unrealized
                                              Notional     Appreciation
                                               Amount    (Depreciation)

    Sold credit default protection on
    Wyeth and receive .67%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2009                        $2,000,000     $   37,774

    Sold credit default protection on
    Sprint Capital Corp. and receive .93%

    Broker, JPMorgan Chase Bank
    Expires June 2009                        $2,000,000         43,540

    Sold credit default protection on
    CDX and receive .60%

    Broker, JPMorgan Chase Bank
    Expires September 2009                   $3,000,000          9,576

    Sold credit default protection on
    Fannie Mae and receive .18%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2010                       $5,000,000            415

    Sold credit default protection on
    Fannie Mae and receive .48%

    Broker, Deutsche Bank AG London
    Expires June 2010                       $3,000,000           5,556

    Sold credit default protection on
    Freddie Mac and receive .15%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                       $6,000,000         (5,466)

    Sold credit default protection on
    WFS Financial Owner Trust
    and receive .41%

    Broker, Morgan Stanley Capital
    Services, Inc.
    Expires December 2010                    $2,380,097          2,106

    Sold credit default protection on
    Holmes Financing PLC and
    receive .55%

    Broker, Deutsche Bank AG London
    Expires July 2040                        $3,000,000          (936)

    Sold credit default protection on
    Permanent Financing PLC and
    receive .55%

    Broker, Deutsche Bank AG London
    Expires June 2042                        $3,000,000        (2,631)

    Sold credit default protection on
    Granite Mortgages PLC and
    receive .45%

    Broker, Deutsche Bank AG London
    Expires June 2044                        $3,000,000        (2,700)
                                                             ----------
    Total                                                    $  101,594
                                                             ==========

    See Notes to Financial Statements.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Statement of Assets and Liabilities                                                              Master Inflation Protected Trust

As of May 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$103,820,463)                       $   106,383,783
           Investments in affiliated securities, at value (identified cost--$9,266,523)                                 9,266,523
           Unrealized appreciation on swaps                                                                               102,305
           Receivables:
               Interest (including $759 from affiliates)                                       $       820,171
               Contributions                                                                           146,872
               Swaps                                                                                    23,386            990,429
                                                                                               ---------------
           Prepaid expenses                                                                                                 4,017
                                                                                                                  ---------------
           Total assets                                                                                               116,747,057
                                                                                                                  ---------------

Liabilities

           Swap premiums received                                                                                           2,032
           Options written, at value (premiums received--$384,000)                                                        380,670
           Unrealized depreciation on swaps                                                                                   711
           Payables:
               Withdrawals                                                                             277,929
               Investment adviser                                                                       18,188
               Other affiliates                                                                            930            297,047
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                          59,710
                                                                                                                  ---------------
           Total liabilities                                                                                              740,170
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   116,006,887
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $   113,338,643
           Unrealized appreciation--net                                                                                 2,668,244
                                                                                                                  ---------------
           Net Assets                                                                                             $   116,006,887
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Statement of Operations                                                                          Master Inflation Protected Trust

For the Six Months Ended May 31, 2005
Investment Income

           Interest (including $67,825 from affiliates)                                                           $     2,447,019
           Securities lending--net                                                                                            665
                                                                                                                  ---------------
           Total income                                                                                                 2,447,684
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       137,074
           Accounting services                                                                          75,140
           Professional fees                                                                            21,339
           Trustees' fees and expenses                                                                   7,634
           Custodian fees                                                                                4,768
           Printing and shareholder reports                                                              1,824
           Pricing fees                                                                                    274
           Other                                                                                        10,462
                                                                                               ---------------
           Total expenses                                                                                                 258,515
                                                                                                                  ---------------
           Investment income--net                                                                                       2,189,169
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                      (186,150)
               Short sales--net                                                                       (15,330)
               Swaps--net                                                                               71,199
               Options written--net                                                                      6,844          (123,437)
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                      2,539,942
               Swaps--net                                                                               14,990
               Options written--net                                                                      6,642          2,561,574
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                      2,438,137
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     4,627,306
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Statements of Changes in Net Assets                                                              Master Inflation Protected Trust
                                                                                                                 For the Period
                                                                                                 For the Six      February 27,
                                                                                                 Months Ended      2004++ to
                                                                                                   May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                   2005             2004
Operations

           Investment income--net                                                               $    2,189,169     $    3,318,458
           Realized loss--net                                                                        (123,437)          (864,106)
           Change in unrealized appreciation/depreciation--net                                       2,561,574            106,670
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      4,627,306          2,561,022
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Proceeds from contributions                                                              24,862,950        142,003,683
           Fair value of withdrawals                                                              (19,322,098)       (38,825,976)
                                                                                               ---------------    ---------------
           Net increase in net assets derived from beneficial interest transactions                  5,540,852        103,177,707
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             10,168,158        105,738,729
           Beginning of period                                                                     105,838,729            100,000
                                                                                               ---------------    ---------------
           End of period                                                                       $   116,006,887    $   105,838,729
                                                                                               ===============    ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Financial Highlights                                                                             Master Inflation Protected Trust
                                                                                                                For the Period
                                                                                                 For the Six      February 27,
                                                                                                 Months Ended      2004++ to
The following ratios have been derived from                                                        May 31,        November 30,
information provided in the financial statements.                                                    2005             2004
Total Investment Return

           Total investment return                                                                    4.33%+++           2.59%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                       .47%*              .41%*
                                                                                               ===============    ===============
           Expenses                                                                                      .47%*              .43%*
                                                                                               ===============    ===============
           Investment income--net                                                                       3.99%*             4.06%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       116,007    $       105,839
                                                                                               ===============    ===============
           Portfolio turnover                                                                           18.54%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Notes to Financial Statements                  Master Inflation Protected Trust


1. Significant Accounting Policies:
Master Inflation Protected Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Trust from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Notes to Financial Statements (continued)      Master Inflation Protected Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Short sales--When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Trust is required to repay the counterparty any dividends or interest received on the security sold short.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.




MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Notes to Financial Statements (concluded)      Master Inflation Protected Trust


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower.
The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.25%.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended May 31, 2005, MLIM, LLC received $211 in securities lending agent fees.

For the six months ended May 31, 2005, the Trust reimbursed FAM $1,130 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2005 were $21,472,034 and $19,368,362, respectively.

Transactions in call options written for the six months ended May 31, 2005 were as follows:

                                         Number of             Premiums
                                         Contracts             Received

Outstanding call options written,
   beginning of period                          20       $       32,000
Options written                                  5              176,000
                                     -------------       --------------
Outstanding call options written,
   end of period                                25       $      208,000
                                     =============       ==============


Transactions in put options written for the six months ended May 31, 2005 were as follows:


                                         Number of             Premiums
                                         Contracts             Received

Outstanding put options written,
   beginning of period                          50       $        6,844
Options written                                  5              176,000
Options expired                               (50)              (6,844)
                                     -------------       --------------
Outstanding put options written,
   end of period                                 5       $      176,000
                                     =============       ==============



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement with respect to each of the Master Inflation Protected Trust (the "Trust") and the Fund (together, the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Trust's and the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust/Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees, the Trust's/Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust/Fund.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's and the Fund's Investment Advisory Agreement, the independent trustees' and Board's review included the following:

The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Trust's/ Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or, for a fund in operation for less than three years, the life of the fund. The Board noted that the Fund's performance within the group compared for the one year period was above the median of the group, and the performance for the period from inception through March 31, 2005 (a thirteen month period) ranked at the median of the group. The Board concluded that the Fund's performance was consistent with the Trust's/Fund's investment objective and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the investment objectives and strategies of the Trust and the Fund. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's portfolio management team and noted that each of Messrs. Viola and Musmanno, the Trust's/Fund's portfolio managers, have over ten years' experience investing in fixed-income securities and in selecting and managing derivative investments. The Board concluded that the Investment Adviser and its investment staff and the Trust's/Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise.

Management Fees and Other Expenses--The Board reviews the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Trust's/Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as other mutual funds and offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust/Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust/Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the Trust/Fund ranked below the median of its comparable funds classified by Lipper with respect to its contractual management fee rate and with respect to its overall operating expenses, but ranked slightly above the median with respect to its actual management fee rate. The Board has concluded that the Trust's/Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005



Disclosure of Investment Advisory Agreement (concluded)



Profitability--The Board considers the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust/Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. While there was no evidence to date that the Trust's or the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent trustees deliberated in executive session, the entire Board including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH INFLATION PROTECTED FUND                             MAY 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Inflation Protected Fund and
       Master Inflation Protected Trust


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Inflation Protected Fund and
       Master Inflation Protected Trust


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Inflation Protected Fund and
       Master Inflation Protected Trust


Date: July 15, 2005